UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Helix BioMedix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2011

Dear Stockholder:

The board of directors and management of Helix BioMedix, Inc. cordially invite you to attend the annual meeting of stockholders of Helix BioMedix, Inc., which will be held on May 25, 2011 at 8:00 a.m. local time at The Hilton Garden Inn, 22600 Bothell Everett Highway, Bothell, Washington  98021.

The enclosed notice of the annual meeting and proxy statement describe the matters to be acted upon by Helix BioMedix stockholders at the annual meeting. In addition, the proxy statement contains other important information about the company, including information about the role and responsibilities of the board of directors and its committees, information about executive compensation, and information about the beneficial ownership of Helix BioMedix securities.

Your vote is very important. Therefore, whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy, in the return-addressed envelope provided, to American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219-9821. If you attend the meeting and wish to vote in person, you may do so even though you have previously sent a proxy.

Sincerely,

R. STEPHEN BEATTY President and Chief Executive Officer

HELIX BIOMEDIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 25, 2011
8:00 a.m. local time

Notice is hereby given that the Annual Meeting of Stockholders of Helix BioMedix, Inc., a Delaware corporation, will be held on May 25, 2011 at 8:00 a.m. local time at The Hilton Garden Inn, 22600 Bothell Everett Highway, Bothell, Washington  98021 for the following purposes:

1.       To elect one Class II director to serve until the 2014 annual meeting of stockholders or until such director’s successor is elected and qualified;

2.       To approve the Helix BioMedix, Inc. 2011 Stock Option Plan;

3.       To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

4.       To transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 28, 2011 are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. Stockholders are cordially invited to attend the meeting in person. For ten days prior to and throughout the annual meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the offices of Helix BioMedix, Inc. at the address set forth below.

By Order of the Board of Directors,

R. STEPHEN BEATTY President and Chief Executive Officer

Helix BioMedix, Inc.
22118 20th Avenue S.E., Suite 204
Bothell, Washington 98021

April 8, 2011

IMPORTANT: Please fill in, date, sign and return the enclosed proxy in the return-addressed envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your proxy. Return proxies to American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219-9821.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 25, 2011:
The Proxy Statement and Annual Report to Stockholders are available at
https://materials.proxyvote.com/423287

HELIX BIOMEDIX, INC.

PROXY STATEMENT FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the board of directors of Helix BioMedix, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on May 25, 2011 at 8:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders.

These proxy solicitation materials were first mailed on or about April 8, 2011 to stockholders entitled to vote at the annual meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on March 28, 2011, the record date, are entitled to notice of and to vote at the annual meeting. Our only outstanding securities entitled to vote at the annual meeting are shares of common stock, par value $0.001 per share. As of the record date, 49,720,255 shares of common stock were issued and outstanding.

Proxies and Solicitation of Proxies

A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. Two of our employees, R. Stephen Beatty and Nicole N. Ressler, have been designated as the proxies to cast the votes of our stockholders at the annual meeting.

The board of directors of Helix BioMedix is soliciting your proxy to vote your shares at the annual meeting. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, by email, in person or otherwise to request your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request that stock brokerage firms and other nominees of street name holders forward proxy materials to the beneficial owners. We have not retained the services of a proxy solicitor. All costs of preparation and solicitation of proxies will be paid by us.

Stockholders of Record and “Street Name” Holders

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by that broker, bank, trust or other nominee.

Voting Procedures

To vote by mail, please sign your proxy card and return it as directed on the proxy card. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you hold your shares in street name, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank, trust or other nominee rather than from us.

To vote by telephone or via the internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the internet as instructed by your broker, bank, trust or other nominee.

If you are a stockholder of record, you may vote your shares in person by attending the annual meeting and completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

Revocability of Proxies

You may revoke your proxy and change your vote before your proxy is voted at the annual meeting. If you are a stockholder of record, you may revoke your proxy and change your vote as follows:

•	if you voted by telephone or via the internet, by voting again by telephone or via the internet no later than 11:59 p.m. Eastern Time on May 24, 2011;

•	if you completed and returned a proxy card, by submitting a new signed proxy card with a later date and returning as directed on the proxy card so that it is received by May 24, 2011;

•	by submitting written notice of revocation to our corporate secretary at the address shown on the accompanying notice of annual meeting of stockholders so that it is received by May 24, 2011; or

•	by attending the annual meeting and either voting in person or specifically requesting at the meeting to revoke your proxy.

Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting.

If you hold your shares in street name, contact your broker, bank, trust or other nominee regarding how to revoke your proxy and change your vote.

Effect of Not Submitting a Proxy Card; Broker Non-Votes

If your shares are held in your name, you must submit your proxy (or attend the annual meeting in person) in order to vote on the proposals.

If your shares are held in street name and you do not vote your proxy, your broker may vote your shares on “routine” matters, or leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, in the absence of instructions from the beneficial owner of those shares, brokers may vote those shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of a director and the approval of a stock option plan). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes with respect to routine matters but not with respect to non-routine matters. The “non-vote” with respect to non-routine matters is called a “broker non-vote.” With respect to the annual meeting, Proposal No. 1 (election of director) and Proposal No. 2 (approval of 2011 Stock Option Plan) are non-routine matters and Proposal No. 3 (ratification of the appointment of our independent registered public accounting firm) is a routine matter.

Quorum and Voting

At the annual meeting, the inspector of elections will determine the presence of a quorum and tabulate the results of the voting by stockholders. Under Delaware law and our bylaws, a quorum, consisting of a majority of the outstanding shares entitled to vote, must be represented in person or by proxy to elect a director and to transact any other business that may properly come before the meeting. Abstentions and broker non-votes will be included as present at the annual meeting for the purpose of determining the presence of a quorum.

The holders of our common stock are entitled to one vote per share on all matters on which they are entitled to vote.

The nominee for election to the board of directors who receives the greatest number of votes cast for the election of a director by the shares present, in person or by proxy, will be elected to the board of directors. For the election of a director, abstentions and broker non-votes will have the effect of neither a vote for nor a vote against the nominee and thus will have no effect on the outcome. Stockholders are not entitled to cumulate votes in the election of a director.

Approval of the proposals to approve the 2011 Stock Option Plan and to ratify the appointment of our independent registered public accounting firm requires the vote of a majority of the votes cast with respect to the matter and abstentions and broker non-votes will have no effect on the outcome.

All shares entitled to vote and represented by properly submitted, unrevoked proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly submitted proxy, the shares represented by that proxy will be voted as recommended by the board of directors. If any other matters are properly presented for consideration at the annual meeting, including, for example, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the proxy card will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any matters other than the election of a director, the approval of the 2011 Stock Option Plan and the ratification of our independent registered public accounting firm will be presented at the annual meeting.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to (i) our chief executive officer and (ii) the two most highly compensated executive officers other than our chief executive officer who were serving as executive officers at the end of 2010 and whose total compensation for 2010 exceeded $100,000 in the aggregate (collectively, the named executive officers).

Name and Principal		Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(2)	Total
Position	Year	($)		($)	($)	($)(1)	($)	($)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
R. Stephen Beatty(3)	2010	375,000		—	—	27,660	—	—	7,350	410,010
President and Chief	2009	375,000	(4)	—	—	—	—	—	7,350	382,350
Executive Officer

Timothy J. Falla, Ph.D.	2010	265,000		—	—	27,660	—	—	7,350	300,010
Vice President and	2009	265,000	(4)	—	—	—	—	—	7,350	272,350
Chief Scientific
Officer

Robin L. Carmichael	2010	225,000		—	—	27,660	—	—	6,750	259,410
Vice President and	2009	225,000		—	—	—	—	—	6,750	231,750
Chief Operating
Officer
_________________
(1)
The amounts in column (f) reflect the aggregate grant-date fair value of equity awards granted during the indicated fiscal year, in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 for stock-based compensation (formerly FAS 123R). Assumptions used in the calculation of these award amounts are included in Note 9 (Stock-Based Compensation) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	The amounts in column (i) consist of company contributions under our 410(k) plan that were earned during the indicated fiscal year.
(3)	In addition to his positions as president and chief executive officer, Mr. Beatty has served as our acting chief financial officer since June 2008.
(4)
These amounts reflect salary increases approved by the compensation committee in October 2008. These increases were contingent on consummation of a financing in the amount of at least $1.5 million, which was concluded in February and March 2009. The increases were effected retroactive to January 1, 2008. The amounts paid in 2009 in satisfaction of the increases with respect to 2008 were $35,000 with respect to Mr. Beatty and $25,000 with respect to Dr. Falla.

Executive Employment Agreements and Termination of Employment Arrangements

We entered into an employment agreement with R. Stephen Beatty, as our president and chief executive officer, effective as of July 1, 2003, which has subsequently been amended. The agreement as amended provides for an annual base salary in the amount of $340,000, which has since been increased to $375,000. Pursuant to the agreement, Mr. Beatty was granted an option to purchase up to 324,000 shares of our common stock at $1.00 per share, which option was fully vested as of July 1, 2006 and expires on July 1, 2013, and was also issued a warrant to purchase up to 60,000 shares of our common stock at $0.25 per share, which he has since exercised in full. Upon termination of the employment relationship by us without cause or by Mr. Beatty with good reason (each as defined in the employment agreement), we are obligated to pay to Mr. Beatty any unpaid annual base salary, any amount due but not paid under any of our incentive compensation plans, earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of the employment relationship, and monthly severance payments equivalent to six months’ base salary. If Mr. Beatty obtains other employment during the period when he is entitled to receive severance payments, the monthly payments shall be reduced by 50% of the monthly compensation received from such other employment.

We entered into an employment agreement with Timothy J. Falla, Ph.D., our former vice president and chief scientific officer, effective as of July 1, 2003, which was subsequently amended. The employment agreement as amended provided for an annual base salary in the amount of $240,000, which had since been increased to $265,000. Pursuant to the agreement, Dr. Falla was granted an option to purchase up to 180,000 shares of our common stock at $1.00 per share, which option was fully vested as of July 1, 2006 and expires on February 28, 2012, and was also issued a warrant to purchase up to 50,000 shares of our common stock at $0.25 per share which expires July 1, 2013. Upon termination of the employment relationship by us without cause or by Dr. Falla for good reason (each as defined in the employment agreement), we were obligated to pay to Dr. Falla any unpaid annual base salary, any amount due but not paid under any of our incentive compensation plans, earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of employment, and monthly severance payments equivalent to six months’ base salary. If Dr. Falla obtained other employment during the period when he was entitled to receive severance payments, the monthly payments would be reduced by 50% of the monthly compensation received from such other employment. Dr. Falla stepped down from his role with the company effective February 28, 2011, and pursuant to a separation and consulting agreement dated February 15, 2011, Dr. Falla agreed to provide consulting services to the company through the end of 2011 in consideration of which we agreed to pay Dr. Falla an hourly rate of $125.00, up to a maximum of an aggregate of $35,000 during the term of this agreement, and to reimburse Dr. Falla for any reasonable, documented out-of-pocket expenses incurred in connection with these services and approved in advance by us.

We entered into an employment letter agreement with Robin L. Carmichael, currently our vice president and chief operating officer, effective as of October 31, 2007, which has subsequently been amended. Pursuant to the agreement as amended, Ms. Carmichael receives an annual base salary in the amount of $225,000 and was granted an option to purchase 150,000 shares of our common stock at $0.50 per share, which option vests at the rate of 1/3 of the total number of shares one year after the date of grant and 1/36 of the total number of shares subject to the option monthly thereafter until fully vested, and expires on November 15, 2017. Pursuant to this agreement, Ms. Carmichael also received an option to purchase up to an additional 100,000 shares of our common stock at $0.50 per share, with vesting contingent upon our achievement of certain revenue targets in 2008, which revenue targets were not achieved. As a result, this option terminated fully unvested on December 31, 2008. Upon termination of the employment relationship by us without cause or by Ms. Carmichael for good reason (each as defined in the employment letter agreement), we are obligated to pay to Ms. Carmichael any unpaid annual base salary, any amount due but not paid under any of our incentive compensation plans, earned but unused vacation and bonuses due, if any, for services already performed to the effective date of termination of employment, and monthly severance payments equivalent to six months’ base salary. If Ms. Carmichael obtains other employment during the period when she is entitled to receive severance payments, the monthly payments shall be reduced by 50% of the monthly compensation received from such other employment.

401(k) Plan

Effective June 30, 2005, we implemented a 401(k) defined contribution plan, which includes a matching contribution from us. Matching contributions totaled $34,236 for 2010 and $32,194 for 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding stock option awards held by the named executive officers as of December 31, 2010. We have not granted any stock awards or equity incentive plan awards to our named executive officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)		(c)		(d)	(e)	(f)
R. Stephen Beatty	—		100,000	(1)	—	0.34	2/3/2020
	165,000		—		—	0.57	10/30/2018
	324,000		—		—	1.00	7/1/2013
	100,000		—		—	1.00	8/1/2012
	180,000		—		—	1.50	7/1/2011
	20,000		—		—	0.70	6/30/2011
	20,000		—		—	0.70	6/30/2011

Timothy J. Falla	—		100,000	(2)	—	0.34	2/28/2014
	115,000		—		—	0.57	2/28/2012
	180,000		—		—	1.00	2/28/2012
	100,000		—		—	1.00	2/28/2012
	100,000		—		—	1.50	6/15/2011
	50,000	(3)	—		—	0.25	7/1/2013

Robin L. Carmichael	—		100,000	(4)	—	0.34	2/3/2020
	150,000		—		—	0.50	11/15/2017
_________________
(1)	The shares underlying this unvested option vest as follows: 33,333 shares on February 3, 2011 and 2,778 shares monthly thereafter through February 3, 2013.
(2)
The shares underlying this unvested option vest as follows: 33,333 shares on February 3, 2011 and 66,667 shares on February 28, 2011, per the terms of the separation and consulting agreement between the company and Dr. Falla dated February 15, 2011.

(3)
This award is a warrant to purchase shares of our common stock granted to Dr. Falla in connection with his employment agreement, as described above in the section titled “Executive Employment Agreements and Termination of Employment Arrangements.”

(4)	The shares underlying this unvested option vest as follows: 33,333 shares on February 3, 2011 and 2,778 shares monthly thereafter through February 3, 2013.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of March 28, 2011 by:

•	each stockholder known to us to be a beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

This table is based in part on information supplied to us by our officers, directors and principal stockholders. As of March 28, 2011, there were 49,720,255 shares of common stock outstanding. Unless otherwise noted, the address of each beneficial owner is: c/o Helix BioMedix, Inc., 22118 20th Avenue S.E., Suite 204, Bothell, Washington 98021.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage Ownership(2)
Frank T. Nickell(3)	19,912,799	40.0%
David B. Nickell	4,831,598	9.7%
R. Stephen Beatty(4)	975,653	1.9%
Robin L. Carmichael(5)	191,666	*
Randall L-W. Caudill, D. Phil.(6)	435,000	*
John F. Clifford(7)	70,000	*
Richard M. Cohen(8)	85,000	*
Timothy J. Falla, Ph.D.(9)	645,000	1.3%
John C. Fiddes, Ph.D.(10)	116,250	*
Lawrence Blake Jones (11)	1,420,921	2.9%
Jeffrey A. Miller, Ph.D.(12)	379,987	*
David M. O’Connor(13)	85,000	*
Barry L. Seidman(14)	1,232,264	2.5%
Daniel O. Wilds(15)	130,000	*
Directors and executive officers as a group (12 persons)(16)	5,766,741	10.9%
_________________
*	Indicates that beneficial ownership is less than 1% of the class
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC). Beneficial ownership calculations include shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned also includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise or otherwise, as of March 28, 2011 or within 60 days after that date.

(2)
Percentage ownership is based on a total of 49,720,255 shares of common stock outstanding as of March 28, 2011. For each named person, the percentage ownership includes stock that the person has the right to acquire within 60 days after March 28, 2011, as described in footnote 1 above. However, such shares are not deemed outstanding in the calculation of ownership percentage for any other person.

(3)	Mr. Nickell’s address is 320 Park Avenue, 24th Floor, New York, NY 10022. Includes 17,636,264 shares of common stock held by RBFSC Inc., of which Mr. Nickell is President and a director.
(4)	Includes 850,666 shares of common stock issuable pursuant to options held by Mr. Beatty.
(5)	Consists of 191,666 shares of common stock issuable pursuant to options held by Ms. Carmichael.
(6)
Consists of 30,000 shares of common stock issuable pursuant to warrants held by Dr. Caudill; 105,000 shares of common stock issuable pursuant to options held by Dr. Caudill; 250,000 shares of common stock issuable pursuant to warrants held by Dunsford Hill Capital Partners, Inc., of which Dr. Caudill is the sole owner; and 50,000 shares of common stock issuable pursuant to warrants held by the Caudill Trust of 2007, of which Dr. Caudill is the sole trustee and a beneficiary.

(7)	Consists of 70,000 shares of common stock issuable pursuant to options held by Mr. Clifford.

(8)	Consists of 85,000 shares of common stock issuable pursuant to options held by Mr. Cohen.
(9)
Consists of 595,000 shares of common stock issuable pursuant to options and 50,000 shares of common stock issuable pursuant to warrants held by Dr. Falla. Dr. Falla stepped down from his role with the company effective February 28, 2011.

(10)	Consists of 15,000 shares of common stock issuable pursuant to warrants and 101,250 shares of common stock issuable pursuant to options held by Dr. Fiddes.
(11)	Includes 25,000 shares of common stock issuable pursuant to options held by Mr. Jones.
(12)
Includes 105,000 shares of common stock issuable pursuant to options and 30,000 shares of common stock issuable pursuant to warrants held by Dr. Miller and 100,000 shares of common stock issuable pursuant to warrants held by Katz-Miller, LLC, an Illinois limited liability company of which Dr. Miller is a controlling member and 50% owner. Of the shares of common stock beneficially owned by Dr. Miller, 144,987 shares were pledged as security as of March 28, 2011.

(13)	Consists of 85,000 shares of common stock issuable pursuant to options held by Mr. O’Connor.
(14)	Includes 100,000 shares of common stock issuable pursuant to options held by Mr. Seidman.
(15)	Includes 15,000 shares of common stock issuable pursuant to warrants and 105,000 shares of common stock issuable pursuant to options held by Mr. Wilds.
(16)
See footnotes (4) through (15) above. Includes R. Stephen Beatty, Timothy J. Falla, Robin L. Carmichael, Randall L-W. Caudill, John F. Clifford, Richard M. Cohen, John C. Fiddes, Lawrence Blake Jones, Jeffrey A. Miller, David M. O’Connor, Barry L. Seidman and Daniel O. Wilds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Statement of Policy With Respect to Related Person Transactions

In March 2007, the board of directors adopted a written policy regarding related person transactions. This policy applies to senior officers, directors, 5% stockholders, their immediate family members and entities controlled or owned by them. Under the terms of the policy, any transaction with a related person (other than transactions available to all employees generally or transactions involving less than $25,000) must be approved by the audit committee or, if the transaction involves compensation, by the compensation committee. The policy also applies to corporate opportunities and requires disclosure of related person transactions in applicable public filings.

Financing Transactions Involving Related Persons

In March and May 2010, we issued convertible promissory notes in the aggregate principal amount of $3,200,000 and five-year warrants to purchase an aggregate of 800,000 shares of our common stock at an exercise price of $0.80 per share. RBFSC Inc. (RBFSC), of which Frank T. Nickell, who beneficially owned approximately 40.0% of our outstanding common stock as of March 28, 2011, is the president and a director, purchased a note in the principal amount of $2,200,000 and received a warrant to purchase up to 550,000 shares of our common stock in this offering, and Lawrence Blake Jones and Barry L. Seidman, members of our board of directors, purchased notes in the principal amounts of $300,000 and $150,000, respectively, and received warrants to purchase 75,000 and 37,500 shares of our common stock, respectively, in this offering.

In November 2010, we entered into a convertible promissory note conversion and warrant exercise agreement with RBFSC pursuant to which RBFSC:

(i)
amended and converted $3,665,425 of aggregate principal amount and accrued interest due on a convertible promissory note issued to RBFSC in 2008 into 6,109,041 shares of our common stock at a conversion price of $0.60 per share;

(ii)
amended and converted $2,326,334 of aggregate principal amount and accrued interest due on the convertible promissory note issued to RBFSC in 2010 into 3,877,223 shares of our common stock at a conversion price of $0.60 per share;

(iii)	amended and exercised a warrant issued to RBFSC in 2008 to purchase 1,500,000 shares of our common stock at an exercise price of $0.50 per share for a total of $750,000; and

(iv)	amended and exercised the warrant issued to RBFSC in 2010 to purchase 1,100,000 shares of our common stock at an exercise price of $0.40 per share for a total of $440,000.

In addition, in December 2010, we entered into a warrant amendment and exercise agreement with RBFSC, pursuant to which:

(i)	RBFSC amended and exercised a warrant issued in 2006 for 300,000 shares of our common stock at an exercise price of $0.50 per share for a total of $150,000; and

(ii)	we agreed to comply with the requirements for “qualified small business stock” under Section 1202 of the Internal Revenue Code of 1986, as amended.

In December 2010, pursuant to a Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission:

(i)
outstanding convertible promissory notes issued in 2009 were amended and converted into shares of our common stock at a conversion price of $0.60 per share, including $114,948 and $114,444  in aggregate principal amount and accrued interest due on a convertible promissory notes held by Messrs. Jones and Seidman, respectively, members of our board of directors, which were amended and converted into 191,579 and 190,739 shares of our common stock, respectively;

(ii)
outstanding convertible promissory notes issued in 2010 were amended and converted into shares of our common stock at a conversion price of $0.60 per share, including $319,332 and $159,666 in aggregate principal amount and accrued interest due on convertible promissory notes held by Messrs. Jones and Seidman, respectively, members of our board of directors, which were amended and converted into 532,219 and 266,109 shares of our common stock, respectively;

(iii)
outstanding warrants issued in 2009 were amended and exercised for shares of our common stock at an exercise price of $0.50 per share, including warrants held by Messrs. Jones and Seidman, members of our board of directors, each of which was amended and exercised for 50,000 shares of our common stock for a total of $25,000 each; and

(iv)
outstanding warrants issued in 2010 were amended and exercised for shares of our common stock at an exercise price of $0.40 per share, including warrants held by Messrs. Jones and Seidman, members of our board of directors, which were amended and exercised for 150,000 and 75,000 shares of our common stock, respectively, for a total of $60,000 and $30,000, respectively.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders. Directors hold office until the end of their three-year terms or until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

One Class II director will be elected at the annual meeting to hold office until the 2014 annual meeting of stockholders. Our board of directors has nominated Jeffrey A. Miller for election as a Class II member of the board of directors. In order to reduce the number of directors currently serving on our board of directors commensurate with the size of the company, current Class II directors John C. Fiddes, David M. O’Connor and Daniel O. Wilds have not been nominated for election at the annual meeting, and therefore their terms will expire as of the annual meeting, which would leave three Class II director vacancies on the board of directors following the annual meeting.

Unless otherwise directed, the persons named as proxies intend to vote all proxies for the election of Jeffrey A. Miller to the board of directors. Dr. Miller has consented to serve as a member of our board of directors if elected. If, at the time of the annual meeting, Dr. Miller is unable or declines to serve as a director, the discretionary authority provided by the proxy card will be exercised to vote for a substitute candidate designated by the board of directors. The board of directors has no reason to believe that Dr. Miller will be unable or will decline to serve as a director.

Our board of directors unanimously recommends that you vote FOR the election of Jeffrey A. Miller for election as a Class II member of our board of directors.

Information Regarding Current Directors and Nominee

The names of our current directors (other than those whose terms are ending at the annual meeting) and nominee and certain information about them are set forth below.

		Director	Directorship	Committee
Name	Age	Since	Term/Class*	Memberships
R. Stephen Beatty	61	1999	2012/III	None

Randall L-W. Caudill, D. Phil.	64	2001	2013/I	Governance Committee

John F. Clifford	68	2007	2012/III	Compensation Committee

Richard M. Cohen	60	2005	2013/I	Audit Committee (Chairman)

Lawrence Blake Jones	64	2010	2012/III	Audit Committee
				Governance Committee

Jeffrey A. Miller, Ph.D.	62	1999	2011/II	Compensation Committee (Chairman)
				Governance Committee (Chairman)

Barry L. Seidman	65	2004	2013/I	Compensation Committee
_________________
*
Terms expire as of the date of our annual stockholder meeting in the year indicated, provided however that directors hold office until their successors are elected and qualified or until their earlier death, resignation or removal.

R. Stephen Beatty has served as our president and chief executive officer and as a member of our board of directors since May 1999. Prior to joining us, Mr. Beatty established and operated Beatty Finance, Inc., a private financial services company. Mr. Beatty holds a B.S. in Mathematics from the University of South Alabama and an M.B.A. from the University of New Orleans.

Having served as our chief executive officer for over ten years, Mr. Beatty brings to the board of directors critical knowledge and understanding of the products offered by our company, proven management experience, and a thorough understanding of the biotechnology industry in which we operate. In addition, his years of experience owning and operating a financial services company give him valuable insight in the fields of finance and investment.

Randall L-W. Caudill, D. Phil. has served as a member of our board of directors since December 2001. Dr. Caudill is the founder and president of Dunsford Hill Capital Partners, Inc., a financial consulting firm serving early-stage health care and technology companies. Dr. Caudill currently serves on the board of directors of Ramgen Power Systems, Inc., a privately held company committed to the development of high performance compressor and expander products and components based upon advanced supersonic technology principles and practices, as well as a number of not-for-profit entities. He received an M.P.P.M. (Master’s in Public and Private Management) from Yale University and a D. Phil. from Oxford University, where he was a Rhodes Scholar.

With his years of experience in the finance and healthcare fields, Dr. Caudill brings valuable experience and perspective to the board of directors. In addition, Dr. Caudill is knowledgeable about accounting principles, financial reporting regulations, the evaluation of financial results, and corporate governance requirements. This experience makes him a valuable asset to the board of directors; he is also a member of the governance committee.

John F. Clifford has served as a member of our board of directors since August 2007. Mr. Clifford is a consultant in the aesthetic and dermatology markets. He was executive vice president of Dermatology for PhotoMedex, Inc. from May 2005 until June 2006 following its acquisition of ProCyte Corporation. He was president, chief executive officer and chairman of ProCyte Corporation from 1996 until May 2005. Before joining ProCyte Corporation, Mr. Clifford was the president of Orthofix, Inc. U.S., which acquired American Medical Electronics, Inc., where he was chief executive officer. From 1989 to 1994, he was employed by Davis and Geck, Inc. as division vice president. From 1964 to 1989, Mr. Clifford held various sales and marketing positions at Ethicon Inc. and Iolab Corporation, both Johnson & Johnson companies. Mr. Clifford holds a B.S. in Economics from Villanova University and an M.B.A. in Finance from Drexel University.

Mr. Clifford has extensive senior-level management experience in the biotechnology industry and brings to our board valuable knowledge of the strategic, marketing and operational aspects of running a successful biotechnology business. His experience makes him a strong contributor to our board and to our compensation committee.

Richard M. Cohen has served as a member of our board of directors since December 2005. Since 1996, Mr. Cohen has been the president of Richard M. Cohen Consultants, Inc., a financial services consulting company that assists public and private companies with their corporate finance and corporate governance needs. Since 2003, Mr. Cohen has served as a director of Dune Energy, Inc. (AMEX:DNE), an oil and gas exploration and production company for which he served as chief financial officer from November 2003 to April 2005. He also currently serves as corporate secretary and a member of the compensation committee of Dune. Since 2007, Mr. Cohen has been a director and a member of the audit committee of Rodman & Renshaw Capital Group, Inc. (NASDAQ:RODM), and since December 2009, Mr. Cohen has been a director and a member of the audit committee of CorMedix, Inc. (AMEX:CRMD-U), a pharmaceutical company that develops and seeks to commercialize therapeutic products for the treatment of cardiorenal disease. Mr. Cohen is a Certified Public Accountant (New York State). He received a B.S. from the University of Pennsylvania (Wharton) and an M.B.A. from Stanford University.

Mr. Cohen has extensive finance and corporate governance experience, including dealing with financial and accounting matters affecting companies in the biotechnology industry. Based on his financial and accounting experience, he serves as our audit committee chairman and financial expert.

Lawrence Blake Jones has served as a member of our board of directors since March 2010. Since 1974, Mr. Jones has been a partner with Scheuermann & Jones, a Louisiana-based law firm that practices throughout much of the United States. In addition, he serves on the board of directors of First NBC Bank, a privately held financial institution, where he is a member of the audit committee, the board of directors of First Commerce Holding Company, a privately held holding company, where he is a member of the audit committee, and the national board of directors for the not-for-profit St. Jude’s Ranch for Children, where he is a member of the audit committee. He holds a J.D. from Tulane Law School and a B.A. in history from the Louisiana State University.

With his legal background, his years of experience serving as a partner at a law firm, and his service on the boards of other companies, Mr. Jones brings to our board demonstrated managerial ability and an understanding of the principles of good corporate governance, which also makes him a valuable contributor to the audit and governance committees.

Jeffrey A. Miller, Ph.D has served as a member of our board of directors since December 1999. He is the president and chief executive officer of each of Capital Markets Research, Inc., Gas-Lock Advisors, LLC and New Arc Investments, Inc. and serves on the board of directors of Think-a-Move Ltd., a privately held company. Dr. Miller has advised venture capital investors for over twenty years. He is a principal in Katz-Miller Ventures, LLC, which provided financial consulting services to us in the past. Dr. Miller holds a B.A. in Political Science from Bowling Green State University and a Ph.D in Political Science from the University of Michigan.

Dr. Miller has extensive experience in financial markets and analysis, strategic planning for emerging companies and biotech investing, making him particularly qualified to contribute to the strategic and financial aspects of our business. He also has significant senior-level management and board experience with other companies and has deep knowledge of our company as a long-serving member of our board. Dr. Miller chairs our compensation and governance committees.

Barry L. Seidman has served as a member of our board of directors since November 2004. For the past several years, Mr. Seidman has served as an independent consultant in the securities industry. Mr. Seidman served as chairman of the board of Pax Holding Corporation, a privately held full-service options, stock and futures clearing firm, from 2001 to 2005. In prior years, Mr. Seidman was president and chief operating officer of First Options of Chicago and a partner of Spear Leeds and Kellogg. He also served in various positions at The Options Clearing Corporation, culminating as first vice president of national operations. Since 2006 Mr. Seidman has been a director and a member of the compensation committee of Think-a-Move Ltd., a privately held company, and since 2007 he has been a director and a member of the compensation committee of Performance Inc., a privately held company. In the past he has served on the Board of Governors of the Philadelphia Stock Exchange and on the board of directors of The Options Clearing Corporation. Mr. Seidman is a graduate of St. John’s University with a B.S. in accounting.

Mr. Seidman has years of experience in finance and investing and a broad understanding of the strategic priorities of diverse industries and brings this valuable perspective to our board and our compensation committee.

Board of Directors and Board Leadership Structure

Our business, property and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our officers, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the board of directors and its committees.

Our board of directors has not appointed a board chairman or a lead independent director. Mr. Beatty, our chief executive officer, typically chairs regular meetings of our board of directors, and Dr. Miller typically chairs executive sessions of our independent directors. Our independent directors regularly meet in executive sessions, typically following each full board meeting. An effective governance structure should balance the authority and influence of management directors and that of independent directors and ensure that independent directors are fully informed, able to discuss and debate the issues that they deem important, and able to provide effective oversight of management. Our board does not believe that any single leadership structure is clearly more effective at creating long-term stockholder value than the alternatives. However, our board believes that our board leadership structure strikes an appropriate balance between management and independent directors, that meetings of our board and committees have been characterized by free and open dialogue of competing views, and that the current structure is particularly appropriate at this time given our company’s size and our chief executive officer’s continuity of service with, and depth of knowledge about, our company.

Board Role in Risk Oversight

The board of directors is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. Our management prepares and presents our business and financial plans, and the board of directors reviews these plans, which includes evaluating the objectives of, and risks associated with, such plans. In addition, the audit committee reviews and discusses with management our major financial and regulatory risks and the steps management has taken to monitor and control such risks, including relating to our internal controls. Further, our compensation committee strives to structure executive compensation so as to align the interests of our executive officers with the long-term interests of our stockholders and thus provide incentives to our executive officers to manage risk appropriately.

Board of Directors Meetings and Independence

During 2010, there were six meetings of the board of directors. All directors are expected to attend each meeting of the board of directors and the committees on which he serves. John C. Fiddes and Barry L. Seidman attended fewer than 75% of the aggregate meetings of the board of directors and the committees on which they served during 2010. No other director attended fewer than 75% of the aggregate number of meetings of the board of directors and committees thereof upon which the director served during the period for which he was a director or committee member during 2010.

The board of directors has determined that, after consideration of all relevant factors, each of Randall L-W. Caudill, John F. Clifford, Richard M. Cohen, Lawrence Blake Jones, Jeffrey A. Miller and Barry L. Seidman, constituting a majority of our board of directors, qualify as “independent” directors as defined under the rules of The NASDAQ Stock Market (Nasdaq) and that such directors do not have any relationship with us that would interfere with the exercise of their independent business judgment.

Committees of the Board of Directors

Our board of directors currently has three committees: the audit committee, the compensation committee and the governance committee. Information about these committees and committee meetings is set forth below.

Audit Committee

The audit committee was appointed by the board of directors to oversee our accounting and financial reporting processes and audits of our financial statements. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Among other responsibilities, the audit committee pre-approves all auditing and permissible non-auditing services of our independent registered public accounting firm; reviews the audited financial statements with management; obtains, reviews and discusses reports from our independent registered public accounting firm; reviews major proposed changes to our accounting and auditing policies suggested by our independent registered public accounting firm; assesses the independence of our independent registered public accounting firm; reviews and discusses with management and our independent registered public accounting firm the adequacy of our internal controls and disclosure controls and procedures; reviews and approves any related person transactions as required by our policy regarding related person transactions; and reviews the audit committee charter and its performance under the charter. A current copy of the audit committee charter is posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab.

The audit committee of our board of directors currently comprises Richard M. Cohen, Lawrence Blake Jones and Daniel O. Wilds (whose term as a director will not continue after the annual meeting). The board of directors has determined that, after consideration of all relevant factors, each member of the audit committee qualifies as an “independent” director under Nasdaq and SEC rules. Each member of the audit committee is able to read and understand fundamental financial statements, including our balance sheets, statements of operations and statements of cash flow. Further, no member of the audit committee has participated in the preparation of our financial statements at any time during the past three years. The board of directors has designated Mr. Cohen as the “audit committee financial expert” as defined under applicable SEC rules, and determined that Mr. Cohen possesses the requisite “financial sophistication” as defined under applicable Nasdaq rules. The audit committee held four meetings during 2010.

Compensation Committee

As described below, the compensation committee evaluates the compensation of our executive officers to ensure that they are compensated effectively and in a manner consistent with our stated compensation policies, internal equity considerations and competitive practices. The compensation committee also evaluates and makes recommendations regarding director compensation and administers our stock option plan. The committee is governed by a charter approved by the board of directors and posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab. In accordance with its charter, the committee may engage outside advisors, such as compensation consultants. To date, outside advisors have not been engaged to make determinations or recommendations concerning executive or director compensation.

The compensation committee of our board of directors currently comprises John F. Clifford, John C. Fiddes, Jeffrey A. Miller, Barry L. Seidman and Daniel O. Wilds (although the terms of Dr. Fiddes and Mr. Wilds as directors will not continue after the annual meeting). The board of directors has determined that each member of the compensation committee is a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “independent” director under applicable Nasdaq rules. The compensation committee held four meetings during 2010.

Authority and Responsibility

The principal responsibilities of the compensation committee include the following:

•	Review and approve all compensation for our chief executive officer, including incentive-based and equity-based compensation;

•
Review and approve annual performance objectives and goals relevant to compensation for our chief executive officer and evaluate the performance of our chief executive officer in light of these goals and objectives;

•
Consider, in determining the long-term incentive component of compensation for our chief executive officer, our performance, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our chief executive officer in past years;

•
Review and approve incentive-based or equity-based compensation plans in which our executive officers participate and review and approve salaries, incentive and equity awards for other executive officers after consideration of any compensation recommendations of our chief executive officer with respect to such executive officers;

•	Approve all employment, severance, or change-in-control agreements, and special or supplemental benefits, or provisions including the same, applicable to executive officers; and

•	Review and propose to the board of directors from time to time changes in director and committee member compensation and director retirement policies.

Compensation Goals

The compensation committee directs a company-wide compensation policy designed to attract and retain executives and directors who will enhance stockholder value through effective design and execution of our business plan.

Specifically, the committee has established the following goals:

•	Attract and retain the talent necessary for our business success;

•	Recognize the individual experience of our employees and their contributions to our growth and other goals;

•	Consider compensation levels at comparable companies in order to maintain our competitiveness in relevant labor markets; and

•
Establish and maintain focus on stockholder value by aligning the interests of our executive officers with the long-term interests of our stockholders through a mix of long- and short-term incentives, which involve downside risk as well as upside potential.

Components of Executive Compensation

The compensation committee believes that the compensation levels of our executive officers should consist of a combination of the following fixed and variable elements:

•	Base salaries that are commensurate with those of executives of comparable biotechnology companies;

•
Cash bonus opportunities based on achievement of objectives set by (i) the compensation committee, with respect to our chief executive officer, and (ii) our chief executive officer in consultation with the compensation committee, with respect to our other executive officers; and

•	Equity-related incentive compensation, which is intended to align management and stockholder interests.

In general, the committee considers the following factors when determining the compensation of our executive officers:

•	Our performance against long-range business plans and strategic initiatives;

•	Our financial performance;

•	The individual performance of each executive officer;

•
Other relevant factors, such as the overall labor market for qualified executives in the biotechnology industry and the overall economic conditions both in the biotechnology industry and the country as a whole; and

•	Historical cash and equity compensation levels.

Cash Compensation

The 2010 base salaries for Mr. Beatty and Dr. Falla were set by the compensation committee in the manner discussed in the notes to the Summary Compensation Table included in the section titled “Compensation of Executive Officers” above.

The 2010 annual base salary for Ms. Carmichael was as set forth in her employment letter agreement with us, as described above in the section titled “Executive Employment Agreements and Termination of Employment Arrangements.”

The level of base salary for each executive officer was determined by reference to executive officers’ salaries at similarly situated companies.  To date, the compensation committee has not retained outside compensation consultants to assist us with our compensation determinations.

The compensation committee elected not to pay bonuses to our executive officers for 2010 or 2009.

Equity Compensation

The compensation committee administers and authorizes grants and awards to our executive officers made previously under our 2000 Stock Option Plan and now under our 2011 Stock Option Plan. Options are generally granted under the stock option plan at the then-current market price and are generally subject to vesting periods to encourage employees to remain with us. The stock option plan is intended to provide incentives to executive officers to meet our goals, maximize stockholder value and encourage retention. In 2010, the compensation committee approved the grants of options to purchase 100,000 shares of our common stock under our 2000 Stock Option Plan to each of Mr. Beatty, Ms. Carmichael and Dr. Falla.

Governance Committee

The governance committee is responsible for developing criteria for the selection, appointment and removal of directors, evaluating and recommending nominees for our board of directors, developing and adopting codes of conduct and ethics for our employees and directors and providing oversight in the evaluation of board members and each committee. The governance committee of our board of directors currently comprises Randall L-W. Caudill, John C. Fiddes, Lawrence Blake Jones and Jeffrey A. Miller (although the term of Dr. Fiddes  as a director will not continue after the annual meeting). The board of directors has concluded that each of the members of the governance committee is an “independent” director under applicable Nasdaq rules. The governance committee held five meetings during 2010.

In 2003, the governance committee approved a Code of Ethics for our chief executive officer, chief financial officer, principal accounting officer or controller, or persons performing similar functions, and a Code of Business Conduct applicable to all employees and directors. The Code of Ethics and Code of Business Conduct are posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab. Any amendments to or waivers of the Code of Ethics will be promptly posted on our website. The governance committee’s charter is also posted on our website at www.helixbiomedix.com in the Corporate Governance section, which is under the “Investors” tab.

Director Nomination Process

The governance committee’s goal is to assemble a board of directors that brings to us a variety of perspectives and skills derived from high-quality business and professional experience. Although the governance committee does not have a formal diversity policy, the committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and composed of experienced and seasoned advisors. These factors may include judgment, knowledge, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, including experience in biotechnology, business, finance, administration or public service, the interplay of a candidate’s experience with the experience of other board members, familiarity with national and international business matters, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a candidate would be a desirable addition to the board of directors and any committees of the board of directors. In addition, directors are expected to be able to exercise their best business judgment when acting on our behalf and our stockholders, act ethically at all times and adhere to the applicable provisions of our Code of Business Conduct.

Other than consideration of the foregoing, there are no stated minimum criteria, qualities or skills for director nominees, although the governance committee may also consider such other factors as it may deem are in our best interests and the best interests of our stockholders. The governance committee does, however, believe it appropriate for at least one, and preferably more than one, member of the board of directors to meet the criteria for an “audit committee financial expert” as defined by applicable SEC rules, and for a majority of the members of the board of directors to meet the definition of “independent” director under applicable Nasdaq rules.

The governance committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. The governance committee will also take into account an incumbent director’s performance as a board member. If any member of the board of directors does not wish to continue in service or if the governance committee or the board of directors decides not to re-nominate a member for reelection, or if the governance committee decides to recommend that the size of the our board of directors be increased, the governance committee will identify the desired skills and experience of a new nominee in light of the criteria described above. Current members of the governance committee, other members of the board of directors and management are polled for suggestions as to individuals meeting the criteria of the governance committee. Research may also be performed to identify qualified individuals.

It is the policy of the governance committee to consider recommendations of potential director candidates that are submitted by stockholders. The governance committee will evaluate stockholder recommendations for director candidates in the same manner that it evaluates recommendations for director candidates made by management, then-current directors or other sources. Stockholder recommendations of candidates for the board of directors must be in writing and include a signed statement by the proposed nominee that he or she is willing to serve as our director, a description of the nominee’s relationship to the stockholder and any information that the stockholder feels will fully inform the board of directors about the proposed nominee and his or her qualifications. A copy of the full text of the bylaw provisions applicable to director nominations may be obtained by writing to our corporate secretary. For additional information and requirements, see the section titled “Stockholder Proposals and Nominations” below.

To date, we have not engaged third parties to identify, evaluate or assist in identifying potential director candidates, although we may in the future retain a third-party search firm, if appropriate. We did not receive any recommendations from stockholders of director candidates for the annual meeting.

Stockholder Communications with the Board of Directors and Board Attendance at Annual
Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of our board of directors by sending a written communication to the attention of our chief executive officer by regular mail at our corporate offices, email to sbeatty@helixbiomedix.com or facsimile at 425-806-2999, Attention: Chief Executive Officer. Copies of written communications received by the chief executive officer will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of the chief executive officer, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

Members of the board of directors are expected to make reasonable efforts to attend our annual stockholder meetings in person. Each member of our board of directors attended our 2010 annual meeting of stockholders in person.

Director Compensation for 2010

In November 2004, we adopted a Non-Employee Director Compensation Policy. This policy, as amended in November 2007, provides for the following compensation for our non-employee directors:

•	Annual Cash Retainer: $12,500;

•
Annual Stock Option Grant: Nonqualified stock option for 15,000 shares of common stock, vesting quarterly in four equal installments, with a 10-year term and an exercise price equal to the market closing price of our common stock on the date of grant, subject to the terms of our applicable Stock Option Plan;

•	Meeting Fees: $1,000 for each board meeting attended; $500 for each board meeting where participation is telephonic;

•	Committee Fees: $1,000 annually for each committee membership; $2,800 annually to the audit committee chairperson; $2,000 annually to each other committee chairperson;

•	Science Liaison Director: $1,000 annually to the Science Liaison Director, currently John C. Fiddes (whose term as a director will not continue after the annual meeting); and

•
New Member Incentive Grant: Upon first election or appointment, new non-employee directors will be granted a fully-vested nonqualified stock option to purchase 25,000 shares of common stock with a 10-year term and an exercise price equal to the market closing price of our common stock on the date of grant, subject to the terms of our applicable Stock Option Plan.

The following table sets forth certain information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2010. Mr. Beatty’s compensation is reflected in the section above titled “Compensation of Executive Officers,” and he does not receive additional compensation for his role as a director.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earning	All Other Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Randall L-W Caudill, D. Phil.(2)	19,750	—	3,599	—	—	—	23,349
John F. Clifford(3)	19,750	—	3,599	—	—	—	23,349
Richard M. Cohen(4)	19,800	—	3,599	—	—	—	23,399
John C. Fiddes, Ph.D.(5)	19,500	—	3,599	—	—	—	23,099
Lawrence Blake Jones(6)	12,433	—	3,633	—	—	—	16,066
Jeffrey A. Miller, Ph.D.(7)	22,500	—	3,599	—	—	—	26,099
David O’Connor(8)	18,500	—	3,599	—	—	—	22,099
Barry L. Seidman(9)	17,000	—	3,599	—	—	—	20,599
Daniel O. Wilds(10)	20,000	—	3,599	—	—	—	23,599
_________________
(1)
The amounts in column (d) reflect the aggregate grant-date fair value of equity awards granted during the indicated fiscal year, in accordance with FASB Accounting Standards Codification Topic 718 for stock-based compensation (formerly FAS 123R). Assumptions used in the calculation of these award amounts are included in Note 9 (Stock-Based Compensation) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
Dr. Caudill held a total of 105,000 options as of December 31, 2010, of which 101,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(3)
Mr. Clifford held a total of 70,000 options as of December 31, 2010, of which 66,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(4)
Mr. Cohen held a total of 85,000 options as of December 31, 2010, of which 81,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(5)
Dr. Fiddes held a total of 101,250 options as of December 31, 2010, of which 97,500 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(6)
Mr. Jones held a total of 25,000 options as of December 31, 2010, all of which were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011

(7)
Dr. Miller held a total of 105,000 options as of December 31, 2010, of which 101,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(8)
Mr. O’Connor held a total of 85,000 options as of December 31, 2010, of which 81,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(9)
Mr. Seidman held a total of 100,000 options as of December 31, 2010, of which 96,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

(10)
Mr. Wilds held a total of 105,000 options as of December 31, 2010, of which 101,250 were then exercisable. On March 4, 2011, he was granted an option to purchase up to 15,000 shares of common stock at $0.30 per share which will vest quarterly in four equal installments, with the first installment vesting on June 4, 2011.

PROPOSAL NO. 2

APPROVAL OF 2011 STOCK OPTION PLAN

On February 10, 2011, our board of directors adopted the Helix BioMedix, Inc. 2011 Stock Option Plan (the 2011 Plan). A copy of the 2011 Plan is attached to this proxy statement as Appendix A. The 2011 Plan provides for the granting of incentive and non-qualified options to the company’s employees, consultants and directors. A total of 12,000,000 shares of our common stock are reserved for issuance under the 2011 Plan. To date, stock options to purchase an aggregate of 135,000 shares of our common stock have been granted to our non-employee directors under the 2011 Plan (as described in the notes to the table included in the section titled “Director Compensation for 2010” in Proposal No. 1 above). On March 28, 2011, the closing price per share of our common stock as quoted on the OTCQB was $0.25.

Previously, incentive and non-qualified options have been granted to the company’s employees, consultants and directors under our 2000 Stock Option Plan (the 2000 Plan), pursuant to which a total of 5,400,000 shares of our common stock were reserved for issuance. The 2000 Plan was adopted by our board of directors and approved by our stockholders in November 2000 and expired in November 2010. As of December 31, 2010, there were an aggregate of 3,868,950 shares of our common stock reserved for issuance upon the exercise of outstanding stock options under the 2000 Plan, which stock options shall continue to remain outstanding pursuant to the terms and conditions of the 2000 Plan and applicable stock option agreements.

Summary of the 2011 Plan

Below is a summary of the key terms of the 2011 Plan, which is qualified in its entirety by reference to the text of the 2011 Plan, a copy of which is attached to this proxy statement as Appendix A.

Objective

The objective of the 2011 Plan is to encourage ownership of our common stock by employees and to provide a means of granting stock options to consultants and directors. The 2011 Plan is intended to provide an incentive to employees for maximum effort in the successful operation of the company and is expected to benefit the stockholders by enabling the company to attract and retain personnel of the best available talent through the opportunity to share in the increased value of the company’s shares to which such personnel have contributed.

Administration

The 2011 Plan is administered by our board of directors or a committee of the board of directors (the Administrator), provided that at all times during which the company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act), each member of the board of directors or committee who participates in administration of the 2011 Plan must be a “Non-Employee Director” as that term is defined in Rule 16b-3 of the Exchange Act. The Administrator has full power and authority to administer and interpret the 2011 Plan and to adopt, from time to time, such guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments for the administration of the 2011 Plan as the Administrator deems necessary or advisable. Such powers include, but are not limited to (subject to the specific limitations described in the 2011 Plan), authority to determine the employees, consultants and directors to be granted stock options under the 2011 Plan, to determine the size, type and applicable terms and conditions of grants to be made to such employees, consultants and directors, to determine a time when stock options will be granted and to authorize grants to eligible employees, consultants and directors. The interpretations by the Administrator of the 2011 Plan and all stock option agreements, and all actions taken and determinations made by the Administrator concerning any matter arising under or with respect to the 2011 Plan or any stock options granted pursuant to the 2011 Plan, shall be final, binding and conclusive on all interested parties.

Stock Reserved Under the 2011 Plan

The number of shares of our common stock initially reserved for issuance upon the exercise of stock options granted under the 2011 Plan shall be 12,000,000, which shares shall be reserved from the company’s authorized and unissued shares. Shares subject to any stock option under the 2011 Plan which are not exercised in full or shares as to which the right to purchase is forfeited through default or otherwise shall remain available for issuance upon exercise of other stock options granted under the 2011 Plan.

Eligibility

The 2011 Plan provides for the grant to our employees (including officers and employee directors) of “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Code), and for the grant of non-qualified stock options to employees, officers, directors (including non-employee directors) and consultants.

Conditions of Options

Each stock option granted under the 2011 Plan is evidenced by a written stock option agreement between the optionee and the company and is subject to the following conditions:

Exercise Price. The Administrator determines the exercise price of options granted under the 2011 Plan.  However, the exercise price of all incentive stock options granted under the 2011 Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of any incentive stock option granted to an optionee who owns stock representing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant.

Value Limitation. The aggregate fair market value of any shares of common stock subject to an optionee’s incentive stock options, as determined on the date of grant, vesting in any one calendar year with respect to which an optionee has the right to purchase shall not exceed $100,000, and to the extent any stock option purporting to be an incentive stock option grants an optionee the right to purchase shares with an aggregate fair market value vesting in any one calendar year in excess of $100,000, as so determined, shall be deemed a non-qualified stock option for such excess amount.

Form of Consideration. Payment of option exercises may be made in cash or, if permitted by the company, by “cashless” exercise through surrender of vested shares issuable upon exercise of the stock option (the value of which shall be deemed to be the fair market value of such shares as determined by our board of directors).

Exercise of the Option. Each stock option agreement will specify the term of the option and the date(s) when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to the company and by tendering full payment of the exercise price to the company.

Termination of Employment. Unless the stock option agreement provides otherwise, options granted under the 2011 Plan which have vested may be exercised within ninety days of the termination of an optionee’s relationship with the company (which period may be extended by the Administrator for up to five years), unless such relationship ceases for cause (in which case the options shall immediately terminate), death or disability, or if the option terminates or expires sooner. In the case of an optionee’s death or disability, the option is exercisable for a period of one year following the date of death or disability (which period may be extended by the Administrator for up to five years), but not later than the end of the term of the option. Vesting of options ceases as of the date of termination of an optionee’s relationship with the company.

Amendment of Outstanding Stock Options. Our board of directors may amend the terms and conditions of outstanding stock options, provided that no amendment that would be materially adverse to the holders of such stock options may be made without their consent. Any change or adjustment to an outstanding incentive stock option shall not, without the consent of the optionee, be made in a manner so as to constitute a modification that would cause such incentive stock option to fail to continue to qualify as an incentive stock option. If an amendment causes an incentive stock option to no longer qualify as an incentive stock option, then such stock option shall be treated as a non-qualified stock option.

Assignability. A stock option may not be transferred other than by will or the laws of descent or distribution. Each stock option may be exercised during the lifetime of the optionee only by such optionee or by a permitted transferee.

Termination of Options. The term of stock options granted under the 2011 Plan may not exceed ten years; provided, however, that the term of an incentive stock option granted to a 10% stockholder may not exceed five years. No stock option may be exercised by any person after the expiration of its term.

Adjustment Upon Changes in Capitalization

The aggregate number of shares of our common stock for which stock options may be granted under the 2011 Plan, the number of shares covered by each outstanding stock option and the price per share thereof shall be proportionately adjusted for an increase or decrease in the number of outstanding shares of our common stock resulting from a stock split or reverse split of shares or any other capital adjustment or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the company excluding any decrease resulting from a redemption of shares by the company. Any adjustment shall be made by our board of directors whose determination shall be final, binding and conclusive.

In addition, if our common stock is reclassified or converted into another class of capital stock in accordance with our certificate of incorporation or otherwise, any then-outstanding stock options shall automatically become options to purchase shares of capital stock into which the common stock is converted or reclassified.

Change of Control

In the event of a merger or consolidation of the company or the sale by us of substantially all of our assets (each a Change of Control Event):

●  an optionee who is not then an executive officer of the company may conditionally purchase immediately prior to the Change of Control Event the amount of shares of our common stock for which the such optionee’s stock options have already vested plus the greater of:

○  the number of shares for which the options are scheduled to vest within 12 months of the Change of Control Event; or

○  50% of the number of shares for which the options have not yet vested; and

●  an optionee who is then an executive officer of the company may conditionally purchase immediately prior to the Change of Control Event all of the vested and unvested shares of our common stock subject to such optionee’s stock options.

However, an optionee shall have no right to conditionally purchase shares for which such optionee’s stock options would not have otherwise vested but for the operation of the aforementioned provisions if in connection with the Change of Control Event:

●  such optionee’s stock options are either to be assumed by the successor or purchasing corporation or parent thereof (the Successor Corporation) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation; or

●  such optionee’s stock options are to be replaced with a cash incentive program of the Successor Corporation that preserves the difference between the option exercise prices and the fair market value at the time of the Change of Control Event and provides for subsequent payout in accordance with the same vesting schedule applicable to such optionee’s stock options.

The determination of stock option comparability shall be made by the board of directors, and its determination shall be conclusive and binding. In addition, in the event that an optionee’s stock options are assumed or replaced by a Successor Corporation in connection with a Change of Control Event and such optionee’s employment or services are terminated within one year after the Change of Control Event either by the Successor Corporation without cause or by the optionee voluntarily for good reason, the optionee shall have the right to purchase, within ninety days of termination, the amount of shares for which the stock options are scheduled to vest within 12 months of the date of termination.

Amendment and Termination of the 2011 Plan

Our board of directors has the authority to amend or terminate the 2011 Plan as long as such action does not adversely affect any outstanding stock option and provided that, to the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 of the Code, stockholder approval shall be obtained for any amendment to the 2011 Plan. The 2011 Plan shall terminate in 2021 unless previously terminated by our board of directors.

Federal Tax Information

Stock options granted under the 2011 Plan may be either incentive stock options, as defined in Section 422 of the Code, or non-qualified options.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Stock options which do not qualify as incentive stock options are referred to as non-qualified options. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the company will be subject to tax withholding by the company. The company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 2011 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE’S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table summarizes our equity compensation plans, including individual compensation arrangements, under which equity securities were authorized for issuance as of December 31, 2010:

Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,868,950	$0.91	—
Equity compensation plans not approved by security holders(1)	2,526,319	$1.38	—
Total	6,395,269	$1.10	—

(1)	Consists of warrants to purchase common stock issued to certain employees and consultants in connection with services rendered and to certain stockholders in connection with financing activities.

PROPOSAL NO. 3

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

A proposal will be presented at the annual meeting to ratify the appointment by the audit committee of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Although ratification is not required by law, the audit committee believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the audit committee, the failure of the stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm by a majority of votes cast, in person or by proxy, would be considered by the audit committee in determining whether to continue the engagement of KPMG LLP. Our audit committee appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2010, and the appointment was ratified by a majority of the votes cast at the 2010 annual meeting of stockholders. KPMG LLP audited our 2010 financial statements and reviewed our 2010 quarterly reports. Our audit committee has reappointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Representatives of KPMG are expected to attend our annual meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following is a summary of the fees billed by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2010 and 2009:

Audit Fees

Audit fees associated with professional services rendered for the audit of our financial statements, review of the interim financial statements included in our quarterly reports and review of other SEC filings were approximately $220,000 in 2010 and $205,000 in 2009.

Audit-Related Fees

Audit-related fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” were $0 in each of 2010 and 2009.

Tax Fees

Tax fees for professional services for tax compliance, tax advice and tax planning services were $0 in 2010 and $7,500 in 2009. The fees paid in 2009 related to tax services rendered in connection with the preparation and review of our 2008 federal tax return.

All Other Fees

There were no other fees billed for services rendered to us by KPMG LLP, other than those described above, for 2010 or 2009.

Pre-Approval Policy

The audit committee has adopted a pre-approval policy pursuant to which it must pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services do not impair the independent registered public accounting firm’s independence. At each regular meeting of the audit committee, the audit committee receives an update on the status of the pre-approved audit and non-audit services being provided by the independent registered public accounting firm. All of the services of KPMG LLP described above with respect to the 2010 and 2009 fiscal years were pre-approved by the audit committee.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2010, the audit committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with KPMG LLP, the company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

•
received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based upon these reviews and discussions, the audit committee recommended to the board of directors that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.

AUDIT COMMITTEE
Richard M. Cohen
Lawrence Blake Jones
Daniel O. Wilds

Recommendation of the Board of Directors

Our board of directors recommends that the stockholders vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The election of directors and other proper business may be transacted at an annual meeting of stockholders, provided that such business is properly brought before such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) brought before the meeting by a stockholder pursuant to written notice thereof to the attention of our corporate secretary, in accordance with Section 2.13 of our bylaws, and received by us not fewer than 120 nor more than 150 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. Any such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) the name, principal occupation and record address of the stockholder; (B) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of our shares which are beneficially owned by the stockholder; (C) the dates upon which the stockholder acquired such shares and documentary support for any claims of beneficial ownership; and, (D) the nature of the proposed business desired to be brought before the meeting, the reasons for conducting such business with reasonable particularity, including, the exact text of the proposal to be presented for adoption and any supporting statement, which proposal and supporting statement shall not in the aggregate exceed 500 words, and any material interest of the stockholder in such business. No business shall be conducted at any annual meeting of stockholders except in accordance with these requirements and applicable SEC proxy rules. The chairperson of the meeting of stockholders shall determine whether business has been properly brought before the meeting in accordance with these requirements and, if the facts so warrant, may refuse to transact any business at such meeting that has not been properly brought before the meeting. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our corporate secretary.

Stockholders who intend to present proposals at our 2012 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must ensure that such proposals are received by us no later than December 10, 2011. Such proposals must meet the requirements of our bylaws and the SEC to be eligible for inclusion in our proxy materials. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the provisions of our bylaws, we must receive such proposal or nomination between November 10, 2011 and December 10, 2011. Any stockholder proposals or nominations must be submitted to our corporate secretary in writing at our principal executive offices. We strongly encourage any stockholder interested in submitting a proposal or nomination to contact our corporate secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.

OTHER MATTERS

As of the date of this proxy statement, we do not know of other business that will be presented for action at the annual meeting. If any other business requiring a vote of the stockholders should come before the annual meeting, the persons designated as proxies will vote or refrain from voting in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Our Annual Report to Stockholders for the year ended December 31, 2010 (which is not a part of our proxy soliciting materials) is being mailed to our stockholders with this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, without exhibits, is included with the Annual Report to Stockholders and is also available to any stockholder free of charge upon request by writing to Investor Relations at our corporate address as set forth in the accompanying notice of annual meeting of stockholders.

By Order of the Board of Directors,

R. Stephen Beatty President and Chief Executive Officer

Bothell, Washington
April 8, 2011

Appendix A

Helix BioMedix, Inc. 2011 Stock Option Plan

HELIX BIOMEDIX, INC.

2011 STOCK OPTION PLAN

ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 10, 2011
APPROVED BY THE STOCKHOLDERS:

1.	INTRODUCTIONS AND DEFINITIONS

1.1	THE PLAN

This 2011 Stock Option Plan (hereinafter, this "Plan") establishes the right of and procedures for Helix BioMedix, Inc. (the "Company") to grant stock options to its employees, consultants and/or directors. This Plan provides for the granting of two types of options, namely (1) Incentive Stock Options, as defined and governed by Section 422 of the Internal Revenue Code of 1986, as amended and (2) Nonqualified Stock Options. This Plan sets forth provisions applicable to both types of options, to Incentive Stock Options only and to Nonqualified Stock Options only.

1.2	DEFINITIONS

Capitalized terms used in this Plan shall have the following meanings:

"ACT" means the Securities Act of 1933, as from time to time amended, or any replacement act or legislation.

"APPLICABLE LAWS" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company's Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Stock Options are, or will be, granted under the Plan.

"BOARD" means the Board of Directors of the Company.

"CAUSE" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, any act of disloyalty to the Company or any current or future subsidiary of the Company, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Board, whose determination shall be conclusive and binding.

"CHANGE OF CONTROL EVENT" means a merger, consolidation, or sale of assets, as the case may be and as described in Subsections (1) and (2) of Section 2.5(a).

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means a committee appointed by the Board, pursuant to Section 2.3 hereof, to administer the provisions of this Plan and in the absence of any such committee, references to the Committee shall mean the Board.

"COMPANY" means Helix BioMedix, Inc., a Delaware corporation.

"CONSULTANT" means any person engaged by the Company or any current or future subsidiary of the Company to perform services as a non-employee service provider, advisor or consultant pursuant to the terms of a written plan or contract. "Consultants" is the plural of Consultant.

"DIRECTOR" means a member of the Board. "Directors" is the plural of Director.

1

"DISABILITY" means "permanent and total disability" as that term is defined for purposes of Section 22(e)(3) of the Code.

"EMPLOYEE" means, for purposes of this Plan, persons continuously employed by the Company or by any current or future subsidiary of the Company on a regular basis, whether full-time or part-time, at any time during the duration hereof. "Employees" is the plural of Employee.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as from time to time amended, or any replacement act or legislation.

“EXECUTIVE OFFICER” means the Chief Executive Officer, the Chief Scientific Officer, the Chief Operating Officer, any Vice President and the Chief Financial Officer of the Company and any other officer of the Company specifically designated by the Board as an Executive Officer.

"FAIR MARKET VALUE" means, if the Company's Common Stock is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by any other available source of prices or quotations selected by the Board or the Committee. If the Company's Common Stock is not publicly traded or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Board or the Committee on the basis of such considerations as the Board or the Committee deems important.

"GOOD REASON" means the occurrence of any one of the following events, in the event that the Optionee (i) has given the Successor Corporation written notice of such occurrence and the Successor Corporation has failed to cure such event within thirty (30) days, and (ii) Optionee resigns within sixty (60) days following the expiration of such thirty-day period:

(a)
Relocation of the Optionee to any place greater than fifty (50) miles from his or her principal location prior to the occurrence of a Change of Control Event, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Change of Control Event; or

(b)	Substantial reduction of the Optionee's base salary, unless such a reduction is made by the Company ratably with all other employees at similar levels of responsibility.

"INCENTIVE STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that meets the definition of "incentive stock option" contained in Section 422 of the Code and that is issued by the Company to be an Incentive Stock Option. "Incentive Stock Options" is the plural of Incentive Stock Option.

"NONQUALIFIED STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that is not an Incentive Stock Option. "Nonqualified Stock Options" is the plural of Nonqualified Stock Option.

"OPTIONEE" means the recipient of a Stock Option pursuant to a Stock Option Agreement. "Optionees" is the plural of Optionee.

"PLAN" means this Helix BioMedix, Inc. 2011 Stock Option Plan.

"PLAN GUIDELINES" shall mean the guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments, if any, adopted and amended by the Board from time to time with respect to this Plan pursuant to Section 2.3.

2

"SHARES" shall mean the Shares of the Company reserved for issuance under this Plan as further defined in Section 2.2.

"STOCK OPTION" means an agreement entered into by the Company granting the recipient the right to purchase shares of stock of the Company, at certain times and under certain conditions, subject to certain obligations and responsibilities as defined in this Plan and in the written Stock Option Agreement, whether an Incentive Stock Option or a Nonqualified Stock Option. "Stock Options" is the plural of Stock Option.

"STOCK OPTION AGREEMENT" means the written contract by which a Stock Option is granted by the Company to an Optionee. "Stock Option Agreements" is the plural of Stock Option Agreement.

"SUCCESSOR CORPORATION" has the meaning set forth under Section 2.5(b).

2.	GENERAL PROVISIONS APPLICABLE TO BOTH NONQUALIFIED STOCK OPTIONS AND INCENTIVE STOCK OPTIONS GRANTED BY THE COMPANY.

2.1	OBJECTIVES OF THIS PLAN

The purpose of this Plan is to encourage ownership of Common Stock of the Company by Employees and to provide a means of granting Stock Options to Consultants and Directors. This Plan is intended to provide an incentive to Employees for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by enabling the Company to attract and retain personnel of the best available talent through the opportunity to share in the increased value of the Company's shares to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to Employees pursuant to the terms of their employment.

2.2	STOCK RESERVED FOR THIS PLAN

Subject to the provisions of Section 2.10, the number of shares reserved for issuance upon the exercise of Stock Options granted under this Plan shall be 12,000,000 shares of the Common Stock of the Company (the "Shares"), which Shares shall be reserved from the Company's authorized and unissued shares. Shares subject to any Stock Option under this Plan which are not exercised in full or Shares as to which the right to purchase is forfeited through default or otherwise, shall remain available for other Stock Options under this Plan. The aggregate number of Shares subject to Stock Options under this Plan or reserved for issuance by the Board shall not exceed the number approved by the shareholders at the time of adoption hereof unless such increase is approved by the Company's shareholders. Such approval shall be by the affirmative vote of shareholders holding a majority of the issued and outstanding shares of common stock of the Company entitled to vote at a meeting called to approve said increase.

2.3	ADMINISTRATION OF THIS PLAN

(a)
This Plan shall be administered by the Board or the Committee appointed pursuant to Section 2.3(b), provided that at all times during which the Company is subject to the periodic reporting requirements of the Exchange Act each member of the Board or the Committee who participates in administration must be a “Non-Employee Director” as that term is defined in Rule 16b-3 of the Exchange Act.

(b)
The Board may appoint a Board committee (the “Committee”) to administer this Plan in the name of the Board.  The Board or the Committee so appointed shall have full power and authority to administer and interpret this plan and to adopt, from time to time, such guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments for the administration of the Plan (collectively, “Plan Guidelines”) as the Board or such Committee, as the case may be, deems necessary or advisable.  Such powers include, but are not limited to (subject to the specific limitations described herein), authority to determine the Employees, Consultants and Directors to be granted Stock Options under this Plan, to determine the size, type and applicable terms and conditions of grants to be made to such Employees, Consultants and Directors, to determine a time when Stock Options will be granted and to authorize grants to eligible Employees, Consultants and Directors.

3

(c)
The interpretations by the Board or its appointed Committee of this Plan and all Stock Option Agreements, including the definitions of terms used herein and in Stock Option Agreements, and all actions taken and determinations made by the Board or its appointed Committee concerning any matter arising under or with respect to this Plan or any Stock Options granted pursuant to this plan, shall be final, binding and conclusive on all interested parties, including the Company, its shareholders and all former, present and future Employees, Consultants and Directors of the Company.  So long as the Company is not subject to the reporting requirements of the Exchange Act, the Board may delegate some or all of its power and authority hereunder to the duly elected officers of the Company, such delegation to be subject to such terms and conditions as the Board in its discretion shall determine.  Such delegation of authority may be contained in the Plan Guidelines.  The Board or its appointed Committee may, as to questions of accounting, rely conclusively upon any determinations made by independent public accountants of the Company.

(d)
The Board or the Committee appointed to administer the Plan shall have the authority to determine from time to time (i) the persons to whom Stock Options are to be granted; (ii) the number of shares of Common Stock for which the Stock Options are exercisable and the purchase price of such shares; (iii) whether the Stock Options are Incentive Stock Options or nonqualified Stock Options; and (iv) any other terms and conditions (which need not be identical) of the Stock Options.

2.4	ELIGIBILITY; FACTS TO BE CONSIDERED IN GRANTING STOCK OPTIONS

The Board shall have the authority to determine the persons eligible to receive a Stock Option, the time or times at which the Shares may be purchased and whether all of the Stock Options may be exercised at one time or in increments.

2.5	RIGHTS OF OPTIONEE IN EVENT OF MERGER, CONSOLIDATION, SALE OF ASSETS OR DISSOLUTION

(a)
Except as provided in this Section 2.5, and notwithstanding anything in this Plan to the contrary, if the Optionee is not then an Executive Officer of the Company, the Optionee may conditionally purchase during the periods set forth below in Subsections (1) through (3) of this Section 2.5 (a), the amount of Shares for which the right to purchase has already vested plus (i) the number of Shares for which the right to purchase, according to the terms of the Stock Option Agreement relating to such Shares, is scheduled to vest within 12 months of the effective, closing, or filing date, as the case may be, of a merger, consolidation, sales of assets, or dissolution, as described below, or (ii) fifty percent (50%) of the number of Shares for which the right to purchase has not yet vested, whichever is greater.  Except as provided in this Section 2.5 and notwithstanding anything in this Plan to the contrary, if the Optionee is then an Executive Officer of the Company, the Optionee may conditionally purchase all of his vested or unvested Shares during the periods set forth below in Subsections (1) through (3) of this Section 2.5 (a).

(1)
The period commencing ten (10) days and ending five (5) days prior to the scheduled effective date of a merger or consolidation (as such effective date may be delayed from time to time) wherein the Company is not to be the surviving corporation and the shareholders of the corporation immediately prior to the merger or consolidation are not to own a majority of the capital stock of the surviving corporation immediately after the merger or consolidation, provided such merger or consolidation is not between or among the Company and other corporations related to or affiliated with the Company;

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(2)
The period commencing ten (10) days and ending five (5) days prior to the scheduled closing date of a sale of all or substantially all of the assets of the Company (as such closing date may be delayed from time to time); and

(3)	The period commencing the date the shareholders of the Company approve the dissolution of the Company and ending five (5) days prior to the date of filing its Articles of Dissolution.

If the merger, consolidation, sale of assets (collectively, a "Change of Control Event"), or dissolution, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), once commenced, is canceled or revoked, the conditional purchase of Shares for which the right to purchase would not have otherwise vested at the time of said cancellation or revocation, but for the operation of this Section 2.5, shall be rescinded. With respect to all other Shares conditionally purchased, the Optionee may rescind such purchase at Optionee's discretion. If the Change of Control Event does occur or Articles of Dissolution are filed, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), all unexercised Stock Options that have not been assumed pursuant to Section 2.5(b) shall terminate on the effective, closing, or filing date, as the case may be.

(b)	The Optionee shall have no right to conditionally purchase Shares for which the right to purchase would not have otherwise vested but for the operation of this Section 2.5 if:

(1)
The Stock Option relating to such Shares, in connection with the Change of Control Event, is either to be assumed by the successor or purchasing corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation; or

(2)
The Stock Option relating to such Shares is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Change of Control Event and provides for subsequent payout in accordance with the same vesting schedule applicable to such Stock Option. For purposes of this Section 2.5(b)(2), the spread existing at the time of a Change of Control Event means the difference between the exercise price per Share of the Stock Option and the Fair Market Value per Share on the closing or effective date of the Change of Control Event.

The determination of Stock Option comparability shall be made by the Board, and its determination shall be conclusive and binding. In the event that an Optionee's Stock Options are assumed or replaced by a Successor Corporation in a Change of Control Event, and the Optionee's employment or services are terminated within one year after the Change of Control Event either by the Successor Corporation without Cause or by the Optionee voluntarily for Good Reason, the Optionee shall have the right to purchase within ninety (90) days of termination the amount of Shares covered by such Stock Options for which the right to purchase is scheduled by the terms of the Stock Option Agreement to vest within 12 months of the date of termination.

(c)
If the Company shall be the surviving corporation in any merger or consolidation or is a party to a merger or consolidation which does not otherwise qualify as a Change of Control Event, any Stock Option granted hereunder shall pertain and apply to the securities to which a holder of the number of Shares of Common Stock subject to the Stock Option would have been entitled.

(d)
The grant of Stock Options will in no way affect the Company's right to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e)	Nothing herein shall allow the Optionee to purchase Shares, the Stock Options for which have expired.

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2.6	STOCK OPTION AGREEMENTS; TERMS AND EXPIRATION OF STOCK OPTIONS

Each Stock Option granted under this Plan shall be pursuant to a written Stock Option Agreement in a form substantially similar to the form attached as Annex A, which shall designate whether the Stock Option is an Incentive Stock Option or Nonqualified Stock Option, shall be subject to such amendment or modification from time to time as the Board shall deem necessary or appropriate to comply with or take advantage of Applicable Laws and shall contain or be subject to provisions as to the following effect, together with such other provisions as the Board shall from time to time approve:

(a)	That, subject to the provisions of Section 2.6(b) below, the Stock Option, as to the whole or any part thereof, may be exercised only by the Optionee or Optionee's personal representative;

(b)
Except as may be otherwise permitted pursuant to Section 2.13(c) or Section 3.3, that neither the whole nor any part of the Stock Option shall be transferable by the Optionee or by operation of law other than by will of, or by the laws of descent and distribution applicable to, a deceased Optionee and that the Stock Option and any and all rights granted to the Optionee there under and not theretofore effectively and completely exercised shall automatically terminate and expire upon any sale, transfer, or hypothecation or any attempted sale, transfer, or hypothecation of such rights or upon the bankruptcy or insolvency of the Optionee or Optionee's estate;

(c)
That subject to the foregoing provisions, a Stock Option may be exercised at different times for portions of the total number of Shares for which the right to purchase shall have vested provided that such portions are in multiples of ten (10) shares if the Optionee holds vested Stock Options for ninety-nine (99) or fewer Shares and otherwise in multiples of one hundred (100) Shares;

(d)
That no Optionee shall have the right to receive any dividend on or to vote or exercise any right in respect to any Shares unless and until the certificates for such Shares have been issued to such Optionee;

(e)	That, unless otherwise provided in the Stock Option Agreement, the Stock Option shall expire with respect to vested Shares at the earliest of the following:

(1)	With respect to any Employee, immediately upon any involuntary termination of Optionee’s employment for cause;

(2)
With respect to any Employee, five (5) years after involuntary termination of Optionee’s employment without cause for any Nonqualified Stock Option, and ninety (90) days after such involuntary termination with respect to any Incentive Stock Option;

(3)
With respect to any Employee, ninety (90) days after voluntary termination of employment, provided however that, with respect to a Nonqualified Stock Option, the Board or its designated Committee may extend the expiration period for any such Employee up to five (5) years;

(4)
With respect to any Consultant, ninety (90) days after the earlier of (i) the date either the Company or the Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the consultant has not performed any service for the Company, unless in either case, such termination is on account of death or disability;

(5)
With respect to a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a Director other than on account of death or disability; provided however that the Board or its designated Committee may extend the expiration period for any such Director who resigns up to five (5) years;

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(6)
Twelve (12) months after Optionee’s death or disability provided that, with respect to a Nonqualified Stock Option, the Board or its designated Committee may extend the expiration period for such vested options up to five (5) years; or

(7)
In the event of a Change of Control Event, or the filing of Articles of Dissolution, as the case may be and as described in Subsections (1) through (3) of Section 2.5(a), on the date specified in Section 2.5(a).

(f)
That, to the extent a Stock Option Agreement provides for the vesting of the right to purchase in increments, such vesting shall cease as of the date of the Optionee's death, Disability, or, in the case of any Employee, voluntary or involuntary termination of Optionee's employment with the Company for any reason or, in the case of any Consultant, (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company or, in the case of a Director, upon his resignation or removal from the Board of the Company or other cessation of his services as a director;

(g)
That the time at which or the installments in which the Stock Option shall become exercisable, is as set forth in the Stock Option Agreement; provided that if not set forth in the Stock Option Agreement, the Stock Option will become exercisable according to the following schedule, which may be waived or modified by the Board or its designated Committee at any time:

Period of Optionee’s Continuous Employment or Service With the Company or Its Subsidiaries From the Date Option is Granted	Percent of Total Option That is Exercisable
After 12 months	33.3%
Each month period of continuous service completed thereafter	An additional 2.7792%
After 3 years	100%

If, in the absence of this provision, a Stock Option would become exercisable for a fractional share under the terms and conditions governing its exercisability, then the Stock Option shall instead become exercisable for such fractional share at the time provided in the Stock Option Agreement for such Stock Option to become fully exercisable.

(h)
That the terms of the Stock Option Agreement shall be a contract between the Company and the Optionee and the specific terms of any Stock Option Agreement shall govern over the more general terms hereof; and

(i)
With respect to Employees, subject to the Plan Guidelines, the Stock Option Agreement shall not be affected by any changes of duties or position so long as the Optionee shall continue to be an Employee, subject to the terms hereof.

2.7	RULE 16B-3 COMPLIANCE

(a)
Unless an Optionee could otherwise exercise a Stock Option or dispose of Shares delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16 of the Exchange Act ("Section 16"), at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Shares.

(b)
It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 15a-1(c)(3) under the Exchange Act in connection with any grant of Stock Options to or other transaction by an Optionee who is subject to Section 16 (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Stock Option Agreement relating to a Stock Option does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Optionee shall avoid liability under Section 16(b).

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2.8	NOTICE OF INTENT TO EXERCISE STOCK OPTION

The Optionee (or other person or persons, if any, entitled hereunder) desiring to exercise a Stock Option as to all or part of the Shares covered thereby shall in writing notify the Company at its principal office, specifying the number of Shares to be purchased and, if required by the Company, representing in form satisfactory to the Company that the Shares are being purchased for investment and not with a view to resale or distribution. The Company from time to time may issue or specify to Optionees a written form for use in connection with any such exercise. With respect to any Shares conditionally purchased pursuant to Section 2.5(a) above and for which such purchase has not been voluntarily or otherwise rescinded pursuant to Section 2.5(a), the Optionee shall be deemed to have given to the Company the notice of exercise required by this Section 2.8 as of ten (10) days prior to the closing or effective date of the Change of Control Event or the filing of Articles of Dissolution, as the case may be and as described in Subsections (1) through (3) of Section 2.5(a).

2.9	METHOD OF EXERCISE OF STOCK OPTION

Within ten (10) days after receipt by the Company of the notice provided in Section 2.8, but not later than the expiration date specified in Section 2.5(e), the Stock Option shall be exercised as to the number of Shares specified in the notice by payment by the Optionee to the Company of the amount specified below in Section 3.2 and Section 4.5, as applicable. Payment of such purchase price shall be made in cash, or in accordance with procedures for a "cashless exercise" as the same may have been established from time to time by the Company to facilitate exercises of Stock Options and sales of Shares under this Plan. The Company has no obligation and has made no commitments to establish a procedure for "cashless exercise". Payment in shares of the Company's Common Stock shall be deemed to be the equivalent of payment in cash at the Fair Market Value of those shares. For purposes of the preceding sentence, "Fair Market Value" shall be determined by the Board in the same manner as utilized in determining the Fair Market Value at the time other Stock Options are granted.

2.10	RECAPITALIZATION

The aggregate number of Shares for which Stock Options may be granted hereunder, the number of Shares covered by each outstanding Stock Option and the price per Share thereof in each such Stock Option Agreement shall be proportionately adjusted for an increase or decrease in the number of outstanding shares of common stock of the Company resulting from a stock split or reverse split of shares or any other capital adjustment or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company excluding any decrease resulting from a redemption of shares by the Company. If the adjustment would result in a fractional Share the Optionee shall be entitled to one (1) additional Share, provided that the total number of Shares to be granted under this Plan shall not be increased above the equivalent number of Shares initially allocated or later increased by approved amendment to this Plan. Any adjustment shall be made by the Board whose determination shall be final, binding and conclusive.

If the Company's Common Stock is reclassified or converted into common stock or another class of common stock in accordance with the Company's Articles of Incorporation or otherwise, any then outstanding Stock Options shall automatically become options to purchase shares of stock of the Company into which the Common Stock is converted or reclassified; and all references to "Shares" herein shall refer to shares of the Company's stock into which the Common Stock is converted or reclassified.

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2.11	SUBSTITUTIONS AND ASSUMPTIONS

The Board shall have the right to substitute, replace, or assume options in connection with mergers, reorganizations, separations, or other "corporate transactions" as that term is defined in and said substitutions and assumptions are permitted by Section 425 of the Code and the regulations promulgated there under. The number of Shares reserved pursuant to Section 2.2 may be increased by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to options before and after the substitution.

2.12 TERMINAL DATE OF PLAN

This Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board, provided that any Stock Option to purchase shares duly granted hereunder prior to such date shall be exercisable pursuant to its terms and the terms hereof until expiration or earlier termination of such Stock Option.

2.13 GRANTING OF STOCK OPTIONS

(a)
The granting of any Stock Option pursuant to this Plan shall be entirely in the discretion of the Board and nothing herein contained shall be construed to give any person any right to participate under this Plan or to receive any Stock Option under it.

(b)
The granting of a Stock Option pursuant to this Plan shall not constitute any agreement or an understanding, express or implied on the part of the Company or a current or future subsidiary to employ or retain the Optionee for any specified period.

(c)
The Board shall have the authority to grant both transferable Stock Options and nontransferable Stock Options and to amend outstanding nontransferable Stock Options to provide for transferability. Each Stock Option intended to qualify as an Incentive Stock Option and each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code and is exercisable, during the Optionee's lifetime, only by the Optionee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Board may designate at the time the Stock Option is granted or is otherwise amended to provide for transferability.

2.14 WITHDRAWAL

An Optionee may at any time elect in writing to abandon a Stock Option with respect to the number of Shares as to which the Stock Option shall not have been exercised.

2.15 GOVERNMENT REGULATIONS

This Plan and the granting and exercise of any Stock Option hereunder and the obligations of the Company to sell and deliver Shares under any such Stock Option shall be subject to all Applicable Laws and to such approvals by any governmental agencies as may be required.

2.16 PROCEEDS FROM SALE OF STOCK

Proceeds of the purchase of Shares by an Optionee shall be used for the general business purposes of the Company.

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2.17 SHAREHOLDER APPROVAL

This Plan shall be submitted to the shareholders for their approval within twelve (12) months from the date hereof. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

2.18 COMPLIANCE WITH SECURITIES LAWS

The Board shall have the right to:

(a)
Require an Optionee to execute, as a condition of exercise of a Stock Option, a letter evidencing Optionee's intent to acquire the Shares for investment and not with a view to the resale or distribution thereof;

(b)	Place appropriate legends upon the certificate or certificates for the Shares; and

(c)	Take such other acts as it deems necessary in order to cause the issuance of Shares to comply with applicable provisions of state and federal securities laws.

In furtherance of the foregoing and not by way of limitation thereof, no Stock Option shall be exercisable unless such Stock Option and the Shares to be issued pursuant thereto shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Board upon advice of counsel to the Company. Each Stock Option Agreement shall contain adequate provisions to assure that there will be no violation of such laws. This provision shall in no way obligate the Company to undertake registration of Stock Options or Shares hereunder. Issue, transfer or delivery of certificates for Shares pursuant to the exercise of Stock Options may be delayed, at the discretion of the Board until the Board is satisfied that the applicable requirements of the federal and state securities laws have been met.

The dollar value and number of Stock Options granted under this Plan may be limited pursuant to Rule 701 promulgated by the Securities and Exchange Commission, which provides an exemption from the registration requirements under the Act. Any guidelines adopted pursuant to this Plan shall contain the current limitations specified in said Rule 701 unless the Company is registered under the Act.

2.19 GOLDEN PARACHUTE TAXES

In the event that any amounts paid or deemed paid to an employee under this Plan are deemed to constitute "excess parachute payments" as defined in Section 280G of the Code (taking into account any other payments made under this Plan and any other compensation paid or deemed paid to an employee), or if any employee is deemed to receive an "excess parachute payment" by reason of his or her vesting of Options pursuant to Section 2.5 herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 2.5 shall not act to vest options to such employee), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

2.20 COMPLIANCE WITH CODE SECTION 409A

Stock Options subject to this Plan will be designed in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the Stock Option will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Board. To the extent that a Stock Option grant is subject to Code Section 409A, such Stock Option will be administered in a manner that will meet the requirements of Code Section 409A, such that the Stock Option will not be subject to the additional tax or interest applicable under Code Section 409A.

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3.	PROVISIONS APPLICABLE SOLELY TO NONQUALIFIED STOCK OPTIONS

In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are not Incentive Stock Options.

3.1	OPTION PRICE

The option, or purchase, price of each Share optioned as a Nonqualified Stock Option under this Plan shall be determined by the Board and set forth in the Stock Option Agreement.

3.2	METHOD OF EXERCISE OF STOCK OPTION

The amount to be paid by the Optionee upon exercise of a Nonqualified Stock Option shall be the exercise price provided for in the Stock Option Agreement, together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company. If the Company has established procedures for a "cashless exercise" pursuant to Section 2.9, an Optionee may elect to pay Optionee's federal, state, or local income and FICA withholding tax by having the Company withhold shares of Company Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld is deemed to equal the Fair Market Value of the shares on the day the Stock Option is exercised. An election by an Optionee to have shares withheld for this purpose will be subject to the following restrictions:

(a)	If an Optionee has received multiple Stock Option grants, a separate election must be made for each grant;

(b)	The election must be made prior to the day the Stock Option is exercised;

(c)	The election will be irrevocable;

(d)	The election will be subject to the disapproval of the Board; and

(e)
If the Optionee is an "officer" of the Company within the meaning of Section 16 as defined in Rule 16a-1 promulgated by the Securities and Exchange Commission, the election may not be made within six (6) months following the grant of the Stock Option.

3.3	ASSIGNMENT

The Company may allow limited assignment rights for the gifting by Optionee of rights hereunder to vested Nonqualified Stock Options, on terms to be determined by the Board from time to time.

4.	PROVISIONS APPLICABLE SOLELY TO INCENTIVE STOCK OPTIONS

In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are Incentive Stock Options.

4.1	CONFORMANCE WITH INTERNAL REVENUE CODE

Stock Options granted under this Plan which are "Incentive Stock Options" shall conform to, be governed by and be interpreted in accordance with Section 422 of the Code and any regulations promulgated thereunder and amendments to the Code and regulations. Only Employees may be granted Incentive Stock Options hereunder; Consultants and non-employee Directors may not receive Incentive Stock Options hereunder.

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4.2	OPTION PRICE

The option, or purchase, price of each Share optioned as an Incentive Stock Option under this Plan shall be determined by the Board at the time of the action for the granting of the Stock Option and set forth in the Stock Option Agreement, but shall not, in any event, be less than the Fair Market Value of the Company's Common Stock on the date of grant.

4.3	LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTION

The aggregate Fair Market Value of the Shares, as determined on the date of grant, vesting in any one calendar year with respect to which an Employee has the right to purchase (under this Plan or any other plan of the Company which authorizes Incentive Stock Options) shall not exceed $100,000; and to the extent any Stock Option purporting to be an Incentive Stock Option grants an Employee the right to purchase Shares with an aggregate Fair Market Value vesting in any one calendar year in excess of $100,000, as so determined (under this Plan or any other plan of the Company which authorizes Incentive Stock Options), shall be deemed a Nonqualified Stock Option for such excess amount.

4.4	LIMITATION ON GRANTS TO SUBSTANTIAL SHAREHOLDERS

It is the Company's intent that it will not grant Incentive Stock Options to any Employee who, immediately prior to the grant of a Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. Any Stock Option that by its terms purports to be an Incentive Stock Option that is issued to an Employee who owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company that does not have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant or that is, by its terms, exercisable after the expiration of five (5) years from the date such Stock Option is granted, shall be deemed a Nonqualified Stock Option.

4.5	METHOD OF EXERCISE OF STOCK OPTION

The amount to be paid by the Optionee upon exercise of an Incentive Stock Option shall be the purchase price per share provided for in the Stock Option Agreement.

5.	TERMINATION AND AMENDMENT

This Plan, the Plan Guidelines and all rules and regulations adopted in respect hereof may be terminated, suspended, or amended at any time by a majority vote of the Board, provided that no such action shall adversely affect any material rights of Optionees granted under this Plan prior to such action without the consent of such Optionees and provided further that to the extent required for compliance with Section 422 of the Code or any Applicable Law, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any Applicable Law. The Board may amend the terms and conditions of outstanding Stock Options, provided, however, that (i) no such amendment would be materially adverse to the holders of such Stock Options without their consent, and (ii) the amended terms of a Stock Option would be permitted under this Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. If an amendment causes an Incentive Stock Option to no longer qualify as an Incentive Stock Option, then such Stock Option shall be treated as a Nonqualified Stock Option.

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6.	FOREIGN EMPLOYEES

Without amending this Plan, the Board may grant Stock Options to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Board be necessary or desirable to foster and promote achievement of the purposes of this Plan, and, in furtherance of such purposes the Board may make such modifications, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with the provisions of the laws in other countries in which the Company operates or has Employees.

7.	REGISTRATION, LISTING AND QUALIFICATION OF SHARES

Each Stock Option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any Applicable Law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option or the purchase of shares thereunder, no such Stock Option may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Board. Any person exercising a Stock Option shall make such representations and agreements and furnish such information as the Board may request to assure compliance with the foregoing or any other applicable legal requirements.

8.	NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

No Employee or other person shall have any claim or right to be granted a Stock Option under this Plan. Having received a Stock Option under this Plan shall not give an Employee or other person any right to receive any other grant or Stock Option under this Plan. An Optionee shall have no rights to or interest in any Stock Option except as set forth herein. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Consultant or Director any right to be retained or engaged by the Company, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefor. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under this Plan or other Employees, Consultants or Directors not covered under this Plan.

Each Stock Option granted hereunder may be affected, with regard to both vesting schedule and termination, by leaves of absence, a reduction in the number of hours worked, partial disability and other changes in Optionee's Employee, Consultant or Director status, as the case may be. The Company's policies in such matters shall be contained in the Plan Guidelines adopted by the Board. The Plan Guidelines and the guidelines, rules, policies and regulations contained therein may be amended at any time and from time to time by the Board or the Committee, in its sole discretion and with or without notice. Optionee's rights hereunder or under any Stock Option granted hereunder at any time shall be governed by the Plan Guidelines in effect at the time of any change in Optionee's employment status as contemplated above.

9.	COSTS AND EXPENSES

Except as provided herein with respect to the payment of taxes, all costs and expenses of administering this Plan shall be borne by the Company and shall not be charged to any grant or any Optionee receiving a grant.

10.	PLAN UNFUNDED

This Plan shall be unfunded. Except for the Board's reservation of a sufficient number of authorized shares to the extent required by Applicable Law to meet the requirements of this Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under this Plan.

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11.	GOVERNING LAW

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law, and venue for any action taken in connection herewith or related hereto shall exclusively reside in King County, Washington.

12.	SEVERABILITY

In the event any provision of this Plan or any Stock Option Agreement is found to be invalid or unenforceable, such provision shall be deemed reformed to the extent necessary to render it valid and enforceable. The invalidity or unenforceability of any provision in this Plan or any Stock Option Agreement shall not in any way affect the validity or enforceability of any other provision of this Plan or the Stock Option Agreement, as the case may be and this Plan and the Stock Option Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been included.

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